SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 14, 2007
Savient Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-15313	13-3033811

(State or other juris-	(Commission	(IRS Employer
diction of incorporation	File Number)	Identification No.)
One Tower Center, 14th Floor
East Brunswick, New Jersey 08816

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (732) 418-9300
Not applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: TRANSCRIPT DATED MARCH 14, 2007

Item 2.02. Results of Operations and Financial Condition
     On March 14, 2007, Savient Pharmaceuticals, Inc. (the “Registrant”) announced its financial results for the quarter and fiscal year ended December 31, 2006. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     In addition, on March 14, 2007, the Registrant held a publicly available live webcast discussion of its financial results for the quarter and fiscal year ended December 31, 2006. The transcript of the March 14, 2007 conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.
Date: March 16, 2007	By:	/s/ Philip K. Yachmetz
Philip K. Yachmetz
Executive Vice President & Chief Business Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 14, 2007

99.2	Transcript dated March 14, 2007